SELLERS & ANDERSEN,  LLC                          941 East 3300 South, Suite 202
------------------------                              Salt Lake City, Utah 84106
Certified Public Accountants and Business Consultants
                                                          Telephone 801 486-0096
                                                                Fax 801 486-0098









February 19, 2004

United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4 of Form 8-K dated February 19, 2004, of Primary Business Systems, Inc. and are in agreement with the statements contained therein. Our audit report expressed a going concern. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.


Sincerely,


/s/ Sellers & Andersen, LLC